TCW FUNDS, INC.

Supplement Dated September 10, 2008

Prospectus Dated February 29, 2008

Effective November 18, 2008, the Dividend Focused Fund K Class, Relative Value Small Cap Fund K Class, Select Equities Fund K Class and Value Opportunities Fund K Class will no longer accept new purchases or contributions.

Effective on or about November 25, 2008, the Dividend Focused Fund K Class, Relative Value Small Cap Fund K Class, Select Equities Fund K Class and Value Opportunities Fund K Class will be liquidated.